Exhibit 99.1
CONTACTS:	NEWS RELEASE

Media Contact:	Investor Contact:
Brett Kerr Vice President, External Affairs	W. Bryan Kimzey Senior Vice President, Finance & Treasurer
713-830-8809	713-830-8775
brett.kerr@calpine.com	bryan.kimzey@calpine.com

Calpine Corporation Announces Community Support Efforts and
Provides COVID-19 Operational and Financial Update
(HOUSTON, Texas) – April 6, 2020 – As the COVID-19 virus continues to significantly impact life in the United States and globally, we at Calpine Corporation have implemented a robust business continuity plan to ensure the safety of our employees and communities within which we operate, while maintaining continued reliable operations at our generating facilities.
“We are clearly in unprecedented and difficult times. Despite the challenges that the COVID-19 outbreak presents, our employees are staffing our power plants to ‘keep the lights on.’ I am proud of them and our Company’s critical contribution to electrical reliability and commitment to serving our customers. As our teams fulfill these important roles, we are working in the safest possible manner – from home where possible – but where not, like in our plants, with an absolute focus on best practices of hygiene, social distancing, thoughtful staffing, and health screening. Although there is real uncertainty, we believe our Company’s business is sound and we take pride in our mission,” said Thad Hill, CEO of Calpine Corporation.
“We also care deeply about the communities where our employees live and work. With that in mind, we have established a community assistance fund to provide help where it is most needed and seeded it with an initial $1 million,” said Hill.
The pandemic presents potential new risks to the Company’s business. Although to date there have been logistical and other challenges, there has been no material adverse impact to the Company's operations as a result of COVID-19. Although the Company’s first quarter 2020 results will be significantly lower than first quarter 2019, driven primarily by lower regional capacity prices and a difference in our hedging profile, even in the face of COVID-19 challenges as currently understood, the Company currently believes it is positioned to achieve full year 2020 unlevered free cash flow and other liquidity metrics, as well as financial performance metrics material to our debt investors, within the range of its results in 2018 and 2019. This belief is based on the Company’s robust hedging program that has in the past substantially mitigated its exposure to economic slowdowns and on the long-term contracted nature and stability of the Company’s revenue streams. Finally, the Company believes it has sufficient liquidity on hand to manage its operations through this crisis.
Of course, the situation surrounding COVID-19 remains fluid and the potential for a material impact on the Company increases the longer the virus impacts activity levels in the United States. For this reason, it is difficult to predict with certainty the impact of the virus on the Company's business, operations, and financial condition. The Company will evaluate further actions as circumstances warrant.

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Calpine Corporation Announces Community Support Efforts and Provides COVID-19 Operational and Financial Update
April 6, 2020

We expect to provide a further update on the impact of COVID-19 on our liquidity, business operations, financial condition and results of operations in our first quarter 2020 earnings release and in our Form 10-Q for the quarter ended March 31, 2020.
About Calpine
Calpine Corporation is America’s largest generator of electricity from natural gas and geothermal resources with operations in competitive power markets. Our fleet of 77 power plants in operation or under construction represents over 26,000 megawatts of generation capacity. Through wholesale power operations and our retail businesses Calpine Energy Solutions and Champion Energy, we serve customers in 23 states, Canada and Mexico. Our clean, efficient, modern and flexible fleet uses advanced technologies to generate power in a low-carbon and environmentally responsible manner. We are uniquely positioned to benefit from the secular trends affecting our industry, including the abundant and affordable supply of clean natural gas, environmental regulation, aging power generation infrastructure and the increasing need for dispatchable power plants to successfully integrate intermittent renewables into the grid.
Forward-Looking Information
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements may appear throughout this press release. We use words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “may,” “will,” “should,” “estimate,” “potential,” “project” and similar expressions to identify forward-looking statements. Such statements include, among others, those concerning our expected financial performance and strategic and operational plans, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. We believe that the forward-looking statements are based upon reasonable assumptions and expectations. However, you are cautioned that any such forward-looking statements are not guarantees of future performance and that a number of risks and uncertainties could cause actual results to differ materially from those anticipated in the forward-looking statements. Such risks and uncertainties include, but are not limited to the following:

•	The impact of the COVID-19 pandemic on the Company’s financial condition and business operations;

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Financial results that may be volatile and may not reflect historical trends due to, among other things, seasonality of demand, fluctuations in prices for commodities such as natural gas and power, changes in U.S. macroeconomic conditions, fluctuations in liquidity and volatility in the energy commodities markets and our ability and extent to which we hedge risks;

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Laws, regulations and market rules in the wholesale and retail markets in which we participate and our ability to effectively respond to changes in laws, regulations or market rules or the interpretation thereof including those related to the environment, derivative transactions and market design in the regions in which we operate;

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Our ability to manage our liquidity needs, access the capital markets when necessary and comply with covenants under our Senior Unsecured Notes, First Lien Term Loans, First Lien Notes, Corporate Revolving Facility, CCFC Term Loan and other existing financing obligations;

•	Risks associated with the operation, construction and development of power plants, including unscheduled outages or delays and plant efficiencies;

•	Risks related to our geothermal resources, including the adequacy of our steam reserves, unusual or unexpected steam field well and pipeline maintenance requirements, variables associated with the

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Calpine Corporation Announces Community Support Efforts and Provides COVID-19 Operational and Financial Update
April 6, 2020

injection of water to the steam reservoir and potential regulations or other requirements related to seismicity concerns that may delay or increase the cost of developing or operating geothermal resources;

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Extensive competition in our wholesale and retail businesses, including from renewable sources of power, interference by states in competitive power markets through subsidies or similar support for new or existing power plants, lower prices and other incentives offered by retail competitors, and other risks associated with marketing and selling power in the evolving energy markets;

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Structural changes in the supply and demand of power, resulting from the development of new fuels or technologies and demand-side management tools (such as distributed generation, power storage and other technologies);

•	The expiration or early termination of our PPAs and the related results on revenues;

•	Future capacity revenue may not occur at expected levels;

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Natural disasters, such as hurricanes, earthquakes, droughts and floods, acts of terrorism, cyber attacks or wildfires that may affect our power plants or the markets our power plants or retail operations serve and our corporate offices;

•	Disruptions in or limitations on the transportation of natural gas or fuel oil and the transmission of power;

•	Our ability to manage our counterparty and customer exposure and credit risk, including our commodity positions or if a significant customer were to seek bankruptcy protection under Chapter 11;

•	Our ability to attract, motivate and retain key employees;

•	Present and possible future claims, litigation and enforcement actions that may arise from noncompliance with market rules promulgated by the SEC, CFTC, FERC and other regulatory bodies; and

•	Other risks identified in this press release and in reports filed with the SEC.
Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Many of these factors are beyond our ability to control or predict. Our forward-looking statements speak only as of the date of this press release. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

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